PRESS RELEASE

Contact:	Mark Hood
SVP, Finance and Administration
Phone:	314-633-7255

Panera Bread Company to Present at Raymond James & Associates
24th Annual Institutional Investors Conference

St. Louis, MO February 27, 2003 — Panera Bread Company (Nasdaq: PNRA) will be presenting at the Raymond James & Associates 24th Annual Institutional Investors Conference to be held in Orlando on Monday, March 3, 2003 at 2:40 PM EST. An audio webcast of the presentation will be available over the Internet at http://customer.nvglb.com/RaymondJames/Institutional/. A replay will be available for 30 days.